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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    ________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                     UNITED PARCEL SERVICE OF AMERICA, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


              Delaware                                  58-2480149
(State of Incorporation or Organization)               (IRS Employer
                                                    Identification No.)

      55 Glenlake Parkway, N.E.
          Atlanta, Georgia                                 30328
(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the                    If this form relates to the
registration of a class of                     registration of a class of
securities pursuant to Section                 securities pursuant to Section
12(b) of the Exchange Act and is               12(g) of the Exchange Act and is
effective pursuant to General                  effective pursuant to General
Instruction A.(c), please                      Instruction A.(d), please
check the following box. [X]                   check the following box. [ ]


Securities Act registration statement file number to which this
form relates:    333-08369
              (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                                               Name of Each Exchange on Which
   Title of Each Class to be so Registered     Each Class is to be Registered
   ---------------------------------------     ------------------------------

     Floating Rate Senior Notes Due 2049          New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
                               (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered

     The material set forth in the section captioned "Description of the Notes" in the Registrant's 424(b)(2) Prospectus, filed with the Securities and Exchange Commission on October 25, 1999, is incorporated herein by reference.

Item 2.  Exhibits

   Exhibit                       Description

   3.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 4(iv) to Form S-8 Registration Statement (No. 33-19622)).

   3.2 Bylaws of the Registrant, as amended (incorporated by reference to Current Report on Form 8-K filed March
             4, 1998).

   4.1* Form of the Registrant's Floating Rate Senior Notes due 2049.

   4.2       Form of Indenture (incorporated by reference to Exhibit
             4.1 to Form S-3 Registration Statement (No. 33-08369)).

----------------
   *Filed herewith

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-A Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                         UNITED PARCEL SERVICE OF AMERICA, INC.


                         By:  /s/ Robert J. Clanin
                              ------------------------------------
                              Name:  Robert J. Clanin
                              Title: Senior Vice President


Dated:  October 25, 1999
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                                 EXHIBIT INDEX
                                 -------------

Exhibit
No.                Description
-------            -----------

3.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 4(iv) to Form S-8 Registration Statement (No. 33-19622).

3.2 Bylaws of the Registrant, as amended (incorporated by reference to Current Report on Form 8-K filed March 4, 1998).

4.1*               Form of the Registrant's Floating Rate Senior Notes due 2049.

4.2 Form of Indenture (incorporated by reference to Exhibit 4.1 to Form S-3 Registration Statement (No. 33-08369)).

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* Filed herewith